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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program of our report dated March 1, 1996, with respect to the consolidated financial statements and schedule of Vencor, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.

                                           ERNST & YOUNG LLP

Louisville, Kentucky
April 18, 1996